Fall 2007

EnerJex Presentation

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform
Act of 1995.  All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect”
or “anticipate” or other similar words.  These forward-looking statements present our estimates and assumptions only as of the date of this report.  Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any or our forward-looking statements.  Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties.  The factors impacting these risks and uncertainties include, but are not limited to:

potential default under our secured obligations;

a default under any material debt agreements

increases in interest rates or our cost of borrowing;

deterioration in general or regional economic conditions;

adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;

inability to achieve future sales levels or other operating results;

fluctuations in the price of oil and gas;

the unavailability of funds for capital expenditures; and

operational inefficiencies in our operations.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see “Factors That May Affect Our Results of Operations” in this document.

Established in 2005

Aggressively implementing an aggregation roll-up business plan

Five strategic transactions completed within the last six months

$20.1 million

Enterprise Value…………….….

$18.2 million

Market Capitalization*…………

Overland Park, KS

Corporate Headquarters….…...

West Coast Capital (WCAM)
Enable Capital, Glacier Asset
Capital

Key Investors……………………

$0.82

Current Share Price*….…..……

OTC.BB

Exchange………….……………..

EJXR

Symbol ………………………..…

EnerJex Overview

*as of 9/27/2007

Oil and Natural Gas Production in the United States
Explanation
Oil Production
Mixed Production
Gas Production
Dry Wells

Source: KS Geological Survey

The Opportunity

The mid-continent region and more
specifically, the state of Kansas, has
historically been one of the top 10
domestic oil producing regions.

For the year-ended December 31, 2006
the state of Kansas produced 35.7 million
barrels of oil.

Of the total barrels produced in the state,
15 companies accounted for 30% of the
total 35.7 million barrels.

The remaining 70%, or 25 million barrels, came
from approximately 23,000 different operators

Business Plan

“Focus on the Mid-continent Region”: We believe that a confluence of the following events in the mid-continent region make it an attractive area for acquisition:

Diamonds in the Rough: Lack of perceived excitement for companies compared to the Barnett Shale, Texas, Louisiana, etc.

Grass roots presence giving us access to negotiated transactions vs.
competitive bidding on fundamentally sound assets

Extremely inefficient and fragmented ownership structure.  Opportunity to materially capture value for companies with access to capital

First mover advantage resulting in significant growth potential in a focused area, attractive acquisition costs and overall economics

Small operators with scattered interests provides an unique
opportunity to aggregate and arrive at a significant presence

Oil and Gas Fields in Kansas
GAS
SHALLOW GAS
OIL
OIL AND GAS

Strong Regional Presence

Black Oaks Project

Gas City Field

Thoren Project

Tri-County Project

DD Energy

Current Projects

Black Oaks Field: $2.5 million investment in a development
program to be completed by year end 2007

Gas City:  $1.2 million initial investment, plus new exploration and development agreement with Euramerica Energy, Inc.

Thoren Lease: $400,000 acquisition and subsequent investment of
$500,000 in a development program

Tri-County:  $800,000 acquisition in September 2007

DD Energy:  $2.7 million acquisition in September 2007

Total investment to date = $8.1 million

COFFEY CO
WOODSON CO
GREENWOOD
Arco Waterflood
Nickel Town Waterflood
Nickel Town
Black Oaks Waterflood
GREENWOOD CO
WOODSON CO
Scale
1 Mile = 7/8"
Woodson County, KS
Townships 23S & 24S
Ranges 13E & 14E
Lyon
Coffey
Greenwood
Woodson

Oil reserve acquisition totaling 1.3 million net barrels to EnerJex

Privately negotiated transaction with successful, well respected operator
–  Haas Petroleum

95% working interest until payout

Total drillables are projected to exceed 150 wells

CAPEX budget of $4.0 million by year end 2007.  Invested $2.5 million in the ground as of September 30, 2007

Prime waterflood candidate (adjacent and analogous to a successful
ARCO field)

Phase 2 Development Plan is projected to include an additional $5 million in capital investment

Overview - Black Oaks Field

Overview: Gas City

6,500 acres of oil and gas leases

11 existing wells completed as natural gas producer wells

Gas gathering system

Compressor, tap and dehydration system tied to an interstate pipeline

One salt water disposal well and disposal system

80 additional drilling locations

Recent Agreement with Euramerica Energy

Overview: Thoren Lease

Acquired a 240 acre lease with a 100% working interest

Acquired 12 oil wells, 4 water injection wells and 1 water supply well

Acquired .847 net revenue interest on production and current production is approximately 36 barrels of oil per day

Upon payout of the purchase price the former owner will be
assigned a 25% working interest

Phase 1:

Completion of the original planned spend of $500,000

As of August 31, 2007: 18 wells drilled – 11 producer wells
and 7 water injection wells

Phase 2:

Plan to invest $300,000 by year end to develop wells

Overview: Tri-County

Acquired 10 leases encompassing 1,100 gross acres

100% working interest

Current production of approx. 40 BOEPD

In excess of 100 additional drilling locations

Acquired leases encompassing 1,500 gross acres

100% working interest

Current production of approximately 50 BOEPD

Up to an additional 150 drilling locations

Overview: DD Energy

Summary of Shallow Oil
Acquisition Investments

40 BOPD

$800,000

Tri-County

50 BOPD

$2.7 million

DD Energy

35 BOPD

$900,000

Thoren

Production

Investment

Project

Aggregated to date 125 BOPD at a cost of $4.3 million or

    approximately $34,000 per producing barrel

In excess of 350 drillable locations

Reserve report with updates

Management

C. Stephen Cochennet – Director and CEO
Prior to helping form EnerJex in 2005, Mr. Cochennet was the President of CSC Group, a strategic consulting group working with Fortune 500 Companies as well as emerging and start-up companies in a variety of capacities including facilitating capital formation. Prior to founding CSC Group in 2002, Mr.
Cochennet spent 16 years with Aquila.

Mark Haas – Executive Consultant & Operations
                                         Manager for Black Oaks Field

  Mr. Haas has been the President of Haas Petroleum, LLC, an oil and natural gas operator, since its inception in 1974. He has also been the President of Skyy Drilling Co., a full service drilling company, since it was formed in 2002. From 1970 until 1974, Mr. Haas worked for his father at Haas Oil Company. Since forming his own company in 1974, Mark has grown from being a small producer to becoming one of the top
60 (out of 1,746 total in 2006) oil producers in the state of Kansas.

Dede Jones – Director of Finance and Accounting

  Ms. Jones is a certified public accountant and internal auditor.   She spent four years at Arthur Anderson
before joining Missouri Public Service in 1989 as an internal auditor.  She was promoted to audit director of
West Plains Energy in 1993.

Brad Kramer – Project Manager

  Mr. Kramer has extensive experience in eastern Kansas including three years as a project manager.  He joined EnerJex in April 2007.

Board of Directors

Robert G. Wonish

  Mr. Wonish is currently the President of Petroleum Engineers, Inc., a subsidiary of Stratum
Holdings, Inc. (OTCBB: STTH) as well as the President of CYMRI, L.L.C.

Daran G. Dammeyer

  Mr. Dammeyer is President of D-Two Solutions through which he supports clients by primarily providing merger and acquisition support, strategic planning, budgeting and forecasting process development and implementation.

Darrel G. Palmer

  Darrel G. Palmer serves as president of Energy Management Resources, an energy process management firm serving industrial and large commercial companies throughout the United
States and Canada.

Summary

EnerJex will have the “First Mover Advantage” in an area that has been under the radar screen

EnerJex enacts a proven business model to withstand market volatility

Early stage opportunity with tremendous growth potential for significant long term investor return

Acquisition opportunities that are only available to EnerJex

Favorable negotiated transactions vs. competitive bids

Partnerships with the best regional grass roots businesses in their respective fields

Management aligned with stockholders through equity interest in company